MANNING & NAPIER FUND, INC.

Supplement dated November 7, 2014 to the prospectus dated November 7, 2014 for the Real Estate Series – Class I and S (the “Prospectus”):

NOTICE TO SHAREHOLDERS

Please be advised that the Real Estate Series – Class I and S Semi-Annual Report dated June 30, 2014 has been amended and restated to correct certain errors in the Financial Highlights tables for the period ending June 30, 2014. The Financial Highlights for the period ending June 30, 2014 included in the Prospectus contain the corrected information and shareholders should refer to the Financial Highlights in the Prospectus (and not the previously distributed Semi-Annual Report) for the corrected information.

Supp MNRIX 110714